UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021 (November 2, 2021)

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	333-257058	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, Fifth Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one redeemable warrant	INTEU	The Nasdaq Stock Market LLC
Class A Common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2021, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 11,500,000 units, including 1,500,000 units issued upon exercise in full by the underwriter of its option to purchase additional units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements (the descriptions of which are qualified in their entirety by the full text of the applicable agreement), forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-257058) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 14, 2021, as amended (the “Registration Statement”):

•

an Underwriting Agreement, dated November 2, 2021 (the “Underwriting Agreement”), between the Company and Wells Fargo Securities, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a Warrant Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference;

•

a Letter Agreement, dated November 2, 2021, by and among the Company, the Company’s sponsor, Integral Sponsor LLC (the “Sponsor”), and each of its executive officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration and Shareholders Rights Agreement, dated November 2, 2021, by and among the Company, the Sponsor and certain other securityholders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

a Private Placement Warrants Purchase Agreement, dated November 2, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	a Securities Subscription Agreement, dated February 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	a Services Agreement, dated November 2, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	a Consulting Agreement, dated November 2, 2021, by and between the Company and Cohen & Company Capital Markets, a copy of which is attached as Exhibit 10.9 and incorporated herein by reference;

•

a Forward Purchase Agreement, dated August 23, 2021, by and between the Company and Carnegie Park Capital LLC, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference; and

•

a Forward Purchase Agreement, dated August 23, 2021, by and between the Company and Crescent Park Management, L.P., a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 4,950,000 warrants, including 90,000 warrants issued in connection with the exercise in full by the underwriter of its option to purchase additional Units (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Unit, generating gross proceeds to the Company of $4,950,000. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, effective on the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

Nasdaq rules provide that at least 90% of the gross proceeds from this offering be deposited in a trust account. Of the proceeds we received from this offering and the sale of the private placement warrants described in the prospectus for this offering, $116.725 million after giving effect to the issuance of 11,500,000 units pursuant to the exercise in full of the underwriter’s over-allotment option ($10.15 per unit), will be deposited into a segregated trust account located in the United States at JP Morgan Chase Bank, N.A. with Continental Stock Transfer & Trust Company acting as trustee, after deducting $2,000,000 in underwriting discounts and commissions payable upon the closing of this offering and an aggregate of $2.46 million to pay fees and expenses in connection with the closing of this offering and for working capital following the closing of this offering. The proceeds to be placed in the trust account include $6,050,000 in deferred underwriting commissions payable to the underwriter after giving effect to the exercise in full of the underwriter’s over-allotment option. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination (including the release of funds to pay any amounts to any of the Company’s public shareholders properly exercising their redemption rights in connection therewith), (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to provide holders of the Company’s Class A Common stocks the right to have their shares redeemed in connection with its initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On November 2, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:1

Exhibit No.	Description

1.1	Form of Underwriting Agreement.

3.1	Certificate of Incorporation.

3.2	Form of Amended and Restated Certificate of Incorporation.

3.3	Bylaws.

4.1	Specimen Unit Certificate.

4.2	Specimen Class A Common Stock Certificate.

4.3	Specimen Warrant Certificate.

4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.

5.1	Opinion of Ellenoff Grossman & Schole LLP.

10.1	Form of Letter Agreement among the Registrant, Integral Sponsor LLC and each of the executive officers and directors of the Registrant.

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.

10.3	Form of Registration and Shareholder Rights Agreement among the Registrant, Integral Sponsor LLC and the Holders signatory thereto.

10.4	Form of Private Placement Warrants Purchase Agreement between the Registrant and Integral Sponsor LLC.

10.5	Form of Indemnity Agreement.

10.6	Promissory Note issued to Integral Sponsor LLC.

10.7	Securities Subscription Agreement between the Registrant and Integral Sponsor LLC.

10.8	Services Agreement between the Registrant and Integral Sponsor LLC.

10.9	Consulting Agreement between the Registrant and Cohen & Company Capital Markets.

10.10	Forward Purchase Agreement between the Registrant and Crescent Park.

10.11	Forward Purchase Agreement between the Registrant and Carnegie Park.

99.1	Press Release dated November 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

	By:	/s/ Enrique Klix
		Name:	Enrique Klix
		Title:	Chief Executive Officer
Dated: November 8, 2021